Exhibit 10.23

DEED OF AMENDMENT

THIS DEED OF AMENDMENT (this “Amendment Deed”) is entered into on March 30, 2022 by and among Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), and certain Persons listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”). Each of the forgoing parties is referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to the Shareholder Support Agreement and Deed dated as of September 15, 2021 by and among the Parties (the “Shareholder Support Agreement”);

WHEREAS, concurrently with the execution of this Amendment Deed, PubCo, the Company, SPAC, AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”) and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among PubCo, the Company, SPAC, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and as may be further amended, restated or supplemented from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Artisan LLC, a Cayman Islands limited liability company (“Sponsor”), and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their Class B ordinary shares of SPAC into Class A ordinary shares of SPAC at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC warrants, in each case immediately prior to the Initial Closing (as defined in the Amended BCA);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Sponsor and the independent directors of SPAC are entering into a deed of amendment to amend the Sponsor Support Agreement and Deed, dated as of September 15, 2021 by and among the Company, SPAC, PubCo, Sponsor and the independent directors of SPAC, pursuant to which the lock-up period applicable to Sponsor is to be amended; and

WHEREAS, the Parties desire to amend certain provisions of the Shareholder Support Agreement in accordance with Section 8.2 of the Shareholder Support Agreement and as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Unless otherwise revised pursuant to this Amendment Deed, all capitalized terms used but not defined in this Amendment Deed shall have the meaning assigned to such terms in the Shareholder Support Agreement.

2.	Amendments.

(a)	Section 6.3(b)(i) of the Shareholder Support Agreement is hereby amended and restated in its entirety as follows:

“(b)            “Applicable Period” means the period commencing on the Acquisition Closing Date and ending:

(i)        for all PubCo Ordinary Shares the Key Executive or any of his controlled affiliate(s) is entitled to receive as Acquisition Merger Consideration and upon settlement of the Converted Key Executive RSU Awards (collectively, the “Key Executive Lock-Up Shares”), (A) with respect to fifty percent (50%) of the Key Executive Lock-Up Shares, on the earliest of (x) six (6) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and (B) with respect to fifty percent (50%) of the Key Executive Lock-Up Shares, on the earliest of (x) twelve (12) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and”

(b)	Section 8.2 (Miscellaneous.) of the Shareholder Support Agreement shall be amended and restated in its entirety to read as follows:

“8.2 Miscellaneous. The provisions of Section 1.2 and Article XI of the Business Combination Agreement (other than Sections 11.1 (Trust Account Waiver), 11.10 (Disclosure Letters), 11.12 (Amendments), 11.18 (Non-Survival of Representations, Warranties and Covenants) and 11.19 (Conflicts and Privilege) thereof are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.”

(c)	The following sentence is hereby added to the Shareholder Support Agreement as Section 8.3:

“8.3 Amendments. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Agreement, which makes reference to this Agreement and which shall be executed by all parties hereto.”

3.	Consent and Waiver.

(a)	Lawrence Chi Hung Tzang (“Lawrence”) hereby acknowledges, agrees and consents to the amendment to the Applicable Period for the Key Executive Lock-Up Shares as set forth in Section 2 hereof.

(b)	Notwithstanding the foregoing, Lawrence hereby unconditionally and irrevocably waives (a) his right under Section 6.2 of the Shareholder Support Agreement to amend the Applicable Period for his Lock-Up Shares under the same terms and conditions and on a pro rata basis, and (b) the requirement under Section 6.2 of the Shareholder Support Agreement that the Company and PubCo provide at least five (5) Business Days’ advance written notice to Lawrence of the amendment to the Applicable Period for the Key Executive Lock-Up Shares, in each case solely with respect to the amendment to the Applicable Period for the Key Executive Lock-Up Shares as set forth in Section 2(a) hereof. Lawrence further confirms that Section 6.3(b)(ii) of the Shareholder Support Agreement shall remain unchanged.

4.	Miscellaneous.

(a)	Except as expressly amended and/or superseded by this Amendment Deed, the Shareholder Support Agreement remains and shall remain in full force and effect. This Amendment Deed shall not constitute an amendment or waiver of any provision of the Shareholder Support Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholder Support Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholder Support Agreement. This Amendment Deed and the Shareholder Support Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholder Support Agreement. If and to the extent there are any inconsistencies between the Shareholder Support Agreement and this Amendment Deed with respect to the matters set forth herein, the terms of this Amendment Deed shall control.

(b)	All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Shareholder Support Agreement shall refer to the Shareholder Support Agreement as amended by this Amendment Deed. Notwithstanding the foregoing, references to the date of the Shareholder Support Agreement (as amended hereby) and references in the Shareholder Support Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(c)	All references to the “Business Combination Agreement” in the Shareholder Support Agreement (as amended by this Amendment Deed) shall refer to the Amended BCA.

(d)	This Amendment Deed may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Amendment Deed, which makes reference to this Amendment Deed and which shall be executed by all parties hereto.

(e)	Article VIII of the Shareholder Support Agreement is hereby incorporated by reference mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GROUP LIMITED

Signature:	/s/ Danny Yeung

Name:	Danny Yeung

Title:	CEO

In the presence of:

Witness

Signature:	/s/ Nadia Wong

Print Name:	Nadia Wong

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN ACQUISITION CORP.

Signature:	/s/ Cheng Yin Pan

Name:	Cheng Yin Pan

Title:	Director

In the presence of:

Witness

Signature:	/s/ Gao Jue

Print Name:	Gao Jue

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GLOBAL LIMITED

Signature:	/s/ Danny Yeung

Name:	Danny Yeung

Title:	Director

In the presence of:

Witness

Signature:	/s/ Nadia Wong

Print Name:	Nadia Wong

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Danny Sheng Wu Yeung

Signature:	/s/ Danny Yeung
Name:	Danny Yeung

In the presence of:

Witness:
/s/ Nadia Wong
Name:	Nadia Wong
Title:	Head of Legal

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment Deed, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Lawrence Chi Hung Tzang

Signature:	/s/ Lawrence Tzang
Name:	Lawrence Tzang

In the presence of:

Witness:
/s/ Nadia Wong
Name:	Nadia Wong
Title:	Head of Legal

[Signature Page to Deed of Amendment]